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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               February 4, 2002


                         Entertainment Properties Trust
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
                 (State or Other Jurisdiction of Incorporation)

        1-13561                                          43-1790877
(Commission File Number)                       (IRS Employer Identification No.)


   30 Pershing Road, Suite 201, Kansas City, MO              64108
     (Address of Principal Executive Offices)              (Zip Code)

                                 (816) 472-1700
              (Registrant's Telephone Number, Including Area Code)


This report is being filed solely for the purpose of filing Exhibit 1.3 to the registrant's Registration Statement on Form S-3, Registration No. 333-78727.

ITEM 7 (c) EXHIBITS
EXHIBIT NO.              DESCRIPTION
-----------              -----------
    1.3                  Underwriting Agreement dated February 4, 2002 between
                         Friedman, Billings, Ramsey and Co., Inc. and the registrant for 2,000,000 common shares of beneficial interest plus 300,000 additional common shares to cover over-allotments

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Entertainment Properties Trust


Date:  February 5, 2002                  By:  /s/ David M. Brain
                                              ------------------
                                         President and Chief Executive Officer


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                                   EXHIBIT 1.3


     Underwriting Agreement dated February 4, 2002 between Friedman, Billings, Ramsey & Co., Inc. and the Registrant.






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